POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Andrew Rogers, Kevin Wolf and James Ash his true and lawful attorney-in-fact and agents, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Two Roads Shared Trust Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature

Title

Date

/s/ Mark Garbin

Trustee

August 29, 2012

Mark Garbin

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Andrew Rogers, Kevin Wolf and James Ash his true and lawful attorney-in-fact and agents, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Two Roads Shared Trust Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature

Title

Date

/s/ Mark Gersten

Chairman of the Board

August 29, 2012

Mark Gersten

and Trustee

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Andrew Rogers, Kevin Wolf and James Ash his true and lawful attorney-in-fact and agents, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Two Roads Shared Trust Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature

Title

Date

/s/ Neil Kaufman

Trustee

August 30, 2012

Neil Kaufman

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Andrew Rogers, Kevin Wolf and James Ash her true and lawful attorney-in-fact and agents, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to Two Roads Shared Trust Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature

Title

Date

/s/ Anita Krug

Trustee

August 29, 2012

Anita Krug